SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                                MICROVISION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

       1)  Title of each class of securities to which transaction applies:

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       2)  Aggregate number of securities to which transaction applies:

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       3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Set forth the amount on which the filing fee is calculated and state how it was determined.

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       4)  Proposed maximum aggregate value of transaction:

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       5)  Total fee paid:

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[   ]  Fee paid previously with preliminary materials

[   ]  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

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       2)  Form, Schedule or Registration Statement No.:

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       4)  Date Filed:

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
                                MICROVISION, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 August 7, 1997

     The Annual Meeting of Shareholders of Microvision, Inc., a Washington corporation, will be held at the Company's headquarters, located at 2203 Airport Way South, Suite 100, Seattle, Washington on August 7, 1997, at 8:30 a.m., Pacific Daylight Time, for the following purposes:

     1. to elect seven directors of the Company to serve a term of one year each;

     2. to ratify the appointment of the independent auditors of the Company for the fiscal year ending December 31, 1997; and

     3. to transact any other business that properly comes before the Annual Meeting.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Only shareholders of record at the close of business on June 25, 1997, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A list of shareholders as of the record date will be available for shareholder inspection at the corporate headquarters of the Company, 2203 Airport Way South, Suite 100, Seattle, Washington.

     Please complete, sign, and date the enclosed proxy and return it promptly in the enclosed postage pre-paid reply envelope. If you are able to attend the meeting, you may revoke the proxy and vote personally on all matters brought before the meeting.

                                      By Order of the Board of Directors,



                                      Richard A. Raisig
                                      Vice President and Chief Financial Officer
July 1, 1997
Seattle, Washington

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE SO THAT YOUR SHARES WILL BE VOTED. THE ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                MICROVISION, INC.
                        2203 Airport Way South, Suite 100
                            Seattle, Washington 98134


                                  July 1, 1997

                                  ------------
                                 PROXY STATEMENT
                                  ------------

Purpose
-------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Microvision, Inc., a Washington corporation (the "Company"), to be voted at the Annual Meeting of Shareholders of the Company to be held at the Company's headquarters, located at 2203 Airport Way South, Suite 100, Seattle, Washington on August 7, 1997, at 8:30 a.m., Pacific Daylight Time (the "Annual Meeting"). The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are being first mailed to shareholders on or about July 1, 1997.

Record Date and Outstanding Shares
----------------------------------

     The Board of Directors has fixed June 25, 1997, as the record date for the determination of holders of common stock, no par value, of the Company (the "Common Stock") entitled to notice of and to vote at the Annual Meeting. At the close of business on that date, there were outstanding and entitled to vote 5,782,213 shares of Common Stock. Holders of Common Stock will be entitled to one vote per share of Common Stock held and are not entitled to cumulative voting rights in the election of directors.

Proxies and Revocation of Proxies
---------------------------------

     The enclosed proxy is being solicited by the Board of Directors for use at the Annual Meeting and any adjournments thereof and will not be voted at any other meeting. All proxies that are properly executed, received by the Company prior to or at the Annual Meeting, and not revoked will be voted at the Annual Meeting or any adjournments thereof in accordance with the instructions given therein.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the date of the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to Microvision, Inc., 2203 Airport Way South, Suite 100, Seattle, Washington 98134,
Attention: Secretary, or hand delivered to the Secretary at or before the taking of the vote at the Annual Meeting.

Quorum and Voting
-----------------

     The presence in person or by proxy of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be considered represented at the meeting for the purpose of determining a quorum.

     The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted for the nominees to the Board of Directors named in this Proxy Statement, for the ratification of Price Waterhouse LLP as independent auditors of the Company for the fiscal year ending December 31, 1997, and at the discretion of the persons named in the proxy on any other business that may properly come before the Annual Meeting.

     Under applicable law and the Company's Articles of Incorporation and Bylaws, if a quorum is present at the Annual Meeting, the seven nominees for election to the Board of Directors who receive the plurality of votes cast for the election of Directors by the shares present in person or represented by proxy shall be elected Directors. Each shareholder will be entitled to one vote for each share of Common Stock held and will not be entitled to cumulate votes in the election of Directors. The appointment of Price Waterhouse LLP as the Company's independent auditors will be ratified if the number of votes cast in favor of the proposal exceeds the number of votes cast against it. Abstentions and broker non-votes will have no effect on the outcome of the voting because they will not represent votes cast.

Solicitation of Proxies
-----------------------

     The cost of preparing, printing, and mailing this Proxy Statement and of the solicitation of proxies by the Company will be borne by the Company. Solicitation will be made by mail and may be made by directors, officers, and employees of the Company personally, or by telephone or facsimile. The Company will request brokers, custodians, nominees, and other like parties to forward copies of the proxy materials to the beneficial owners of the Common Stock and will reimburse such parties for their reasonable and customary charges or expenses in this connection.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

     The Board of Directors of the Company will consist of seven Directors who will be elected at the Annual Meeting to serve until their successors are elected at the next annual meeting of shareholders. Proxies received from shareholders, unless directed otherwise, will be voted FOR the election of the following nominees: Richard F. Rutkowski, Stephen R. Willey, Richard A. Raisig, Jacob Brouwer, Robert A. Ratliffe, Richard A. Cowell, and Walter J. Lack.

     If any nominee is unable to stand for election, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. All of the nominees are currently Directors of the Company. The Company is not aware that any nominee is or will be unable to stand for election.

     Set forth below are the name, position held with the Company, and age of each of the nominees for Director of the Company. The principal occupation and recent employment history of each of the nominees are described below under "Directors and Executive Officers," and the number of shares of Common Stock held or controlled by each nominee as of May 31, 1997, is set forth below in "Security Ownership of Principal Shareholders and Management."

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES NAMED BELOW FOR DIRECTORS OF THE COMPANY.

               Name           Age                    Position
------------------------    --------    -----------------------------------
Richard F. Rutkowski (1)       41       Chief Executive Officer, President
                                        and Director
Stephen R. Willey              43       Executive Vice President and Director
Richard A. Raisig (1)          50       Chief Financial Officer and Vice
                                        President, Operations and Director
Walter J. Lack (1)(2)          49       Director
Robert A. Ratliffe             36       Director
Jacob Brouwer (2)              70       Director
Richard A. Cowell              50       Director

(1)  Member of the Compensation and Finance Committees
(2)  Member of the Audit Committee

Directors and Executive Officers

     Richard F. Rutkowski served as Chief Operating Officer of the Company from December 1994 until September 1995, Chief Executive Officer of the Company since September 1995, as a director of the Company since August 1995, and was elected President of the Company in July 1996. Between November 1992 and May 1994, Mr. Rutkowski served as Executive Vice President of Medialink Technologies Corporation (formerly Lone Wolf Corporation), a developer of high speed digital networking technology for multimedia applications in audio-video computing, consumer electronics and telecommunications. Between February 1990 and April 1995, Mr. Rutkowski was a principal of Rutkowski, Erickson & Scott, a consulting firm. Mr. Rutkowski also serves as a director of Digital Data Networks, Inc., a developer of wireless communications systems and networked electronic display media for the transit industry.

     Stephen R. Willey has served as Executive Vice President of the Company since October 1995 and as a director since June 1995. Mr. Willey also serves as the Company's technical liaison to the University of Washington's HIT Lab. Between January 1994 and April 1996, Mr. Willey served as an outside consultant to the Company through DGI The Development Group, Inc. ("DGI"), a business and technology consulting firm that Mr. Willey founded in 1982 and CSI Connection Systems, Inc., also a business and technology consulting firm founded by Mr. Willey. As principal of DGI, Mr. Willey provided technology consulting services to CREO Products, Inc., an electro-optics equipment manufacturer, between June 1989 and December 1992. Mr. Willey also co-founded PRO.NET Communications, Inc., an Internet services company. Mr. Willey has served as a director of PRO.NET since 1994.

     Richard A. Raisig has served as Chief Financial Officer and Vice President, Operations of the Company since August 1996 and as a director of the Company since March 1996. Mr. Raisig was Chief Financial Officer of Videx Equipment Corporation, a manufacturer and rebuilder of wire processing equipment for the cabling industry from June 1995 until August 1996. From July 1992 to May 1995, Mr. Raisig was Chief Financial Officer and Senior Vice President-Finance for Killion Extruders, Inc., a manufacturer of plastic extrusion equipment. From February 1990 to July 1992, Mr. Raisig was Managing Director of Crimson Capital Company, an investment banking firm. Prior to February 1990, Mr. Raisig was a Senior Vice President of Dean Witter Reynolds, Inc. Mr. Raisig is a Certified Public Accountant.

     Walter J. Lack has served as a director of the Company since August 1995. Mr. Lack is a partner of Engstrom, Lipscomb & Lack, a Los Angeles, California law firm that he founded in 1974. Mr. Lack has acted as a special arbitrator for the Superior Court of the State of California since 1976 and for the American Arbitration Association since 1979. Mr. Lack also serves as a director of HCCH Insurance Holdings, Inc., a multinational insurance company listed on The New York Stock Exchange. Mr. Lack has been involved in a number of start-up companies, both as an investor and as a director.

     Robert A. Ratliffe joined the Company as a director in July 1996. Mr. Ratliffe has been Vice President and principal of Eagle River, Inc., an investment company specializing in the telecommunications and technology sectors, and Vice President of Communications for Nextel Communications, Inc., a wireless telecommunications company, since early 1996.

Between 1986 and 1996, Mr. Ratliffe served as Senior Vice President, Communications, for AT&T Wireless Services, Inc., and its predecessor, McCaw Cellular Communications, Inc., where he also served as Vice President of External Affairs and as Vice President of Acquisitions and Development. Prior to joining McCaw Cellular Communications, Inc., Mr.
Ratliffe was a Vice President with Seafirst Bank.

     Jacob Brouwer joined the Company as a director in July 1996. Mr. Brouwer is the Chairman and Chief Executive Officer of Brouwer Claims Canada & Co. Ltd., an insurance adjusting company that he founded in 1956. Mr. Brouwer has served as a director for numerous companies, including the Canadian National Railway Company, The Insurance Corporation of British Columbia, Air B.C., Golden Tulip Hotels Ltd., and Northwestel Inc. Mr. Brouwer is past President of the British Columbia Adjusters Association, and former Chairman of the International Financial Centre of British Columbia. Mr. Brouwer currently serves as a director of Doman Industries, a forest products company.

     Richard A. Cowell joined the Company as a director in August 1996. Mr. Cowell is a Senior Associate at Booz Allen & Hamilton involved in, among other things, the incorporation of simulation and models into education and training programs for Department of Defense contractors. Prior to joining Booz Allen & Hamilton in March of 1996, Mr. Cowell served in the United States Army for 25 years. Immediately prior to his retirement from the Army, Mr. Cowell served as Director of the Louisiana Maneuvers Task Force reporting directly to the Chief of Staff, Army. Mr. Cowell has authored a number of articles relating to the future of the Army and received awards for his writing and producing of a film entitled "America's Army" in 1994. Mr. Cowell retired from the Army holding the rank of Colonel.

     No employee of the Company receives any compensation for his services as a Director. Currently, non-employee Directors receive no salary for their services and receive no fee for their participation in meetings, although all Directors are reimbursed for reasonable travel and other out-of-pocket expenses incurred in attending meetings of the Board. The 1996 Independent Director Stock Plan, which was approved by the shareholders in August 1996, provides for the grant of shares of Common Stock to non-employee directors of the Company on an annual basis each time he or she is elected to the Board (or, if directors are elected to serve terms longer than one year, as of the date of each annual shareholders' meeting during that term) (the "Annual Award"). The number of shares awarded in the Annual Award is equivalent to the result of $20,000 divided by the fair market value of a share on the date of the award, rounded to the nearest 100 shares (or a fraction thereof if the Independent Director is elected or appointed to the Board at any time other than at the annual meeting of shareholders).

     Directors are elected at the annual meeting of shareholders. Vacancies resulting from an increase in the size of the Board may be filled by the Board of Directors or by the shareholders. Directors hold office until the next annual shareholders meeting and until their successors are elected and qualified.

Board Committees and Meetings

     The Board of Directors met six times during the last fiscal year. Each director attended at least 75% of the meetings of the full Board and of all Board committees on which he served during fiscal 1996 in person or by telephone. The Board of Directors also approved certain actions by unanimous written consent.

     The Company's Board of Directors maintains a Compensation Committee, a Finance Committee, and an Audit Committee. The Board has not established a Nominating Committee.

     The Compensation Committee makes recommendations to the Board regarding salaries, incentives, and other forms of compensation for directors, officers, and other key employees of the Company, and administers policies relating to compensation and benefits. The Compensation Committee also serves as the Plan Administrator for the Company's stock option plans, except for the granting of such options to officers, which grants are made by the Board. Messrs. Rutkowski, Raisig, and Lack are the current members of the Compensation Committee. The Compensation Committee met one time during fiscal 1996.

     The Finance Committee makes recommendations to the Board on matters related to financing and the Company's capitalization. Messrs. Rutkowski, Raisig and Lack are the current members of the Finance Committee. The Finance Committee met one time during fiscal 1996.

     The Audit Committee reviews the Company's accounting practices and internal accounting controls and financial results, and oversees the engagement of the Company's independent auditors. Messrs. Lack and Brouwer are the current members of the Audit Committee. The Audit Committee did not meet during fiscal 1996.

Security Ownership of Principal Shareholders and Management

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of May 31, 1997, by (i) each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock ("Principal Shareholder"); (ii) each of the Company's directors; and (iii) all executive officers and directors of the Company as a group.

                                           Amount and Nature of        Percentage of
Name and Address of Beneficial Owner     Beneficial Ownership (1)     Common Stock (2)
------------------------------------     ------------------------     ----------------
George M. Galpin (3)                             305,750                    5.1%
   120 West Dayton, Suite D-5
   Edmonds, WA 98020

                                        6

                                           Amount and Nature of        Percentage of
Name and Address of Beneficial Owner     Beneficial Ownership (1)     Common Stock (2)
------------------------------------     ------------------------     ----------------

Richard F. Rutkowski (4)                         264,466                    4.4%
   c/o Microvision, Inc.
   2203 Airport Way South, Suite 100
   Seattle, WA 98134

Stephen R. Willey (5)                            230,728                    3.8%
   c/o Microvision, Inc.
   2203 Airport Way South, Suite 100
   Seattle, WA 98134

Walter J. Lack (6)                               205,437                    3.5%
   10100 Santa Monica Blvd., 16th Floor
   Los Angeles, CA 90067

Richard A. Raisig (7)                             24,062                     *
   c/o Microvision, Inc.
   2203 Airport Way South, Suite 100
   Seattle, WA 98134

Robert A. Ratliffe                                10,250                     *
   2300 Carillon Point
   Kirkland, WA 98033

Jacob Brouwer                                      4,000                     *
   1200 West Pender Street, Suite 1200
   Vancouver, B.C. VGE 259
   Canada

Richard A. Cowell                                  4,000                     *
   c/o Booz, Allen & Hamilton
   4301 N. Fairfax Drive, Suite 200
   Arlington, VA 22203
                                                 -------                  ------


All executive officers and directors as a        742,943                   11.8%
   group (7 persons)
-------------------

*    Less than 1% of the outstanding shares of Common Stock.

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire them within 60 days are treated as outstanding for determining the amount and percentage of Common Stock owned by such individual. To the Company's knowledge, each person has sole voting and sole investment power with respect to the shares shown, subject to community property laws, where applicable.

                                        7

(2) Rounded to the nearest 1/10th of one percent, based on 5,782,213 shares of Common Stock outstanding at May 31, 1997.

(3) Mr. Galpin filed a Schedule 13D reporting his beneficial ownership of more than 5% of the Company's Common Stock on or about March 22, 1997.

(4)  Includes options to purchase up to 262,591 shares of Common Stock.

(5) Includes options and Public Warrants to purchase up to 222,343 shares of Common Stock.

(6)  Includes Warrants to purchase up to 25,000 shares of Common Stock.

(7)  Includes options to purchase 23,437 shares of Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

     Based solely on a review of the copies of the forms provided to the Company and written representations that no other filing of forms was required, the Company believes that, during the fiscal year ended December 31, 1996, the directors of the Company complied with all filing requirements applicable thereto under Section 16(a) of the Securities Exchange Act, as amended, except that Walter J. Lack filed one late report, failed to timely report eight transactions, and failed to file one required report; Robert A. Ratliffe filed one late report and failed to timely report three transactions; Richard A. Raisig failed to timely report two transactions; and Jacob Brouwer and Richard
A. Cowell each failed to timely report one transaction.

Executive Compensation

         The following table sets forth the compensation received for services in all capacities to the Company for the last three fiscal years by Richard F. Rutkowski, the Company's Chief Executive Officer and President, and Stephen R. Willey, Executive Vice President (the "Named Executives"). No other officer of the Company received annual salary and bonuses exceeding $100,000 in the fiscal year ended December 31, 1996.

                                                                                                        Long-Term
                                                                                                      Compensation
                                                              Annual Compensation (1)                     Awards
                                                     -------------------------------------------    ------------------
Name and                                  Fiscal      Salary       Bonus        Other Annual            Securities
Principal Position                         Year        ($)        ($)(2)     Compensation ($)(3)    Underlying Options
------------------                        ------     -------     -------     -------------------    ------------------
Richard F. Rutkowski (4)...............    1996      131,250     134,375                 -                     -
   Chief Executive Officer                 1995       92,500      30,000                 -                     -
   and President                           1994       18,750           -             3,790               311,517

Stephen R. Willey (5)..................    1996       78,333     115,400            36,667                     -
   Executive Vice President                1995            -           -            67,500               296,875
                                           1994            -           -            35,000                     -

---------------

(1) Based on his annual salary rate, Richard A. Raisig, Chief Financial Officer and Vice President of Operations, would have received annual compensation in excess of $100,000 had he been employed by the Company for the full year.

(2) Bonus amounts for 1996 reflect amounts paid in 1997 for services performed in 1996 and during the last three months of 1995.

(3) Represents (i) with respect to Mr. Rutkowski, payments in consideration of consulting services rendered to the Company prior to Mr. Rutkowski's employment with the Company and (ii) with respect to Mr. Willey, payments in consideration of consulting services rendered to the Company prior to and concurrent with Mr. Willey's employment with the Company. See "Certain
     Relationships and Related Transactions."

(4)  Mr. Rutkowski joined the Company as an employee on October 1, 1994.
     Pursuant to his Amended and Restated Employment Agreement with the Company,
     Mr. Rutkowski was granted options to purchase up to an aggregate of 311,517 shares of Common Stock as partial compensation for calendar years 1995, 1996, and 1997. See "Employment Agreements." On December 31, 1996, options with respect to 213,666 shares of Common Stock had vested. Prior to his employment with the Company, Mr. Rutkowski served as a consultant to the Company.

(5) Mr. Willey joined the Company as an employee on October 1, 1995. Pursuant to his Employment Agreement with the Company, Mr. Willey was granted options to purchase up to an aggregate of 296,875 shares of Common Stock as partial compensation for years ending September 30, 1995, 1996, 1997, and 1998. See "- Employment Agreements." On December 31, 1996, options with respect to 175,781 shares of Common Stock had vested. Prior to his employment with the Company, Mr. Willey served as a consultant to the Company.

     Option Grants. No stock options or other similar rights were granted by the Company during 1996 to the Named Executives.

     Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values. The following table sets forth information concerning exercise of stock options during 1996 by the Named Executives and the fiscal year-end value of unexercised options:

                                                           Number of Securities              Value of Unexercised
                                                          Underlying Unexercised             In-the-Money Options
                                                       Options at December 31, 1996        at December 31, 1996 (1)
                                                      ------------------------------     ----------------------------
                        Number of
                    Shares Acquired on     Value
Name                     Exercise         Realized    Exercisable      Unexercisable     Exercisable    Unexercisable
----                     --------         --------    -----------      -------------     -----------    -------------
Richard F.
   Rutkowski                 -                -         213,666            97,851          448,886            -

Stephen R.                   -                -         175,781           121,094          312,500            -
   Willey

---------------

(1) Calculated based on a closing price of $4.00 per share on December 31, 1996.

     Employment Agreements. Pursuant to his Amended and Restated Employment Agreement with the Company, Mr. Rutkowski receives an annual base salary of $120,000, subject to increases as determined by the Board of Directors, and an annual cash performance bonus in an amount to be determined by the Board of Directors. In January 1997, Mr. Rutkowski's base salary was adjusted to $145,000 and he was awarded a bonus a $134,375 for services performed during 1996 and during the last three months of 1995. In addition, Mr. Rutkowski has received options to purchase up to an aggregate of 311,517 shares of Common Stock for his service to the Company during the period 1995 through 1997. These options have five-year terms, vest quarterly, and will immediately vest and become exercisable upon the occurrence of certain significant business events, including a sale of a majority of the Company's assets to a third party. Mr. Rutkowski is entitled to all benefits offered generally to the Company's employees. Upon termination without cause of Mr. Rutkowski's employment by the Company, certain of Mr. Rutkowski's stock options will vest and Mr. Rutkowski will be entitled to a severance payment. The Amended and Restated Employment Agreement expires, unless previously terminated, on December 31, 1997.

     The Company entered into an employment agreement with Stephen R. Willey, the Company's Executive Vice President and a director of the Company, effective May 1, 1996. Pursuant to this agreement, Mr. Willey receives an annual base salary of $110,000, adjusted annually for the cost of living and subject to increases as determined by the Board of Directors. In addition, Mr. Willey is entitled to receive an annual cash performance bonus in an amount determined by the Board of Directors, and has received options to purchase an aggregate of 296,875 shares of Common Stock for his services during the period 1995 through 1998. In January 1997, Mr. Willey's base salary was adjusted to $130,000 and he was awarded a bonus of $115,400 for services performed in 1996 and during the last three months of 1995. Upon termination without cause of Mr. Willey's employment by the Company, certain of Mr. Willey's stock options will vest and Mr. Willey will be entitled to a severance payment. Mr. Willey's employment agreement expires, unless previously terminated, on September 30, 1998.

Certain Relationships and Related Transactions

     Since inception of the Company, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director or executive officer had or will have a direct or indirect material interest other than the transactions described below.

Securities Issuances

     From November 1995 through June 1996, the Company sold an aggregate of 859,776 shares of the Company's Series A Preferred Stock to 58 entities and individuals for an aggregate purchase price of $4,127,000 in cash. In February 1996, Walter J. Lack, a director of the Company, purchased 15,625 shares of Series A Preferred Stock for $75,000 in cash.

     In June 1996, the Company issued 17,500 shares of common stock to Mr. Lack upon the exercise of certain warrants issued thereto as compensation for consulting services provided by Mr. Lack to the Company.

     In early July 1996, the Company issued $750,000 in aggregate principal amount of its 7% Notes to six investors raising net proceeds of $707,500 for the Company's immediate operating requirements and for payment of certain expenses incurred in connection with its initial public offering. The 7% Notes were convertible or redeemable at the option of the holder at any time after 90 days after the date of the final prospectus issued in connection with the Company's initial public offering. The 7% Notes bore interest at the rate of 7% per annum, payable semiannually in arrears on December 15 and June 15, and were to mature on July 10, 1997. The 7% Notes were subordinate to all future senior indebtedness of the Company. Walter J. Lack, a director of the Company, purchased $250,000 in principal amount of the 7% Notes. In December 1996, Mr. Lack redeemed the 7% Notes in full and, pursuant to the terms of the 7% Notes, was issued 15,000 shares of Common Stock. The remaining 7% Notes were redeemed in November and December 1996.

Consulting Arrangements; Salary Payments to Affiliates

     Between December 1993 and October 1995, two entities with which Stephen R. Willey, Executive Vice President and a director of the Company, is affiliated provided strategic planning and technical consulting services to the Company. As compensation for these services, the Company paid an aggregate of $137,092 to these entities. The consulting

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
relationship between the Company and the affiliates terminated in October 1995, at which time Mr. Willey became an employee of the Company. Between October 1995 and April 1996, salary payable to Mr. Willey in the aggregate amount of $36,667 was paid directly to one of these affiliates

Loans to Officers

     During 1996, the Company made loans to Richard F. Rutkowski, Chief Executive Officer and President and a director of the Company, and Stephen R. Willey, Executive Vice President and a director of the Company, in the amounts of $82,400 and $69,000, respectively. The loans were evidenced by promissory notes with maturities of one year and earned interest at 8% per annum payable quarterly. The loans were made in consideration of Messrs. Rutkowski and Willey agreeing to a modification of their respective employment agreements. The loan grants were approved by the Board of Directors of the Company. The loans and all accrued interest thereon were repaid in full during 1996.


           PROPOSAL TWO: APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     The Board of Directors has appointed Price Waterhouse LLP as independent auditors of the Company for the fiscal year ending December 31, 1997, and has further directed that the selection of such auditors be submitted for ratification by the shareholders at the Annual Meeting. The Company has been advised by Price Waterhouse LLP that neither that firm nor any of its associates has any relationship with the Company other than the usual relationship that exists between independent public accountants and clients. Price Waterhouse LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement and will be available to respond to appropriate questions from shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

     In the event that the votes cast in favor of ratification of the appointment of independent auditors do not exceed the votes cast against such action, the selection of other auditors will be considered by the Board of Directors.


                                  ANNUAL REPORT

     The Company's Annual Report for the fiscal year ended December 31, 1996, accompanies this Proxy Statement. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference herein.

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
                                 OTHER BUSINESS

     The Board of Directors does not intend to present any business for action at the meeting other than the election of directors and the proposals set forth herein, nor does it have knowledge of any matters that may be presented by others. If any other matter properly comes before the meeting, the persons named in the accompanying form of proxy intend to vote in accordance with the recommendations of the Board of Directors.

                  SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Any shareholder proposal intended for inclusion in the proxy materials for the Company's 1998 Annual Meeting must be received at the principal executive offices of the Company not later than March 1, 1998.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED HEREIN.


                                      By Order of the Board of Directors



                                      Richard A. Raisig
                                      Vice President and Chief Financial Officer

July 1, 1997

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
                                      PROXY
                                MICROVISION, INC.
                         Annual Meeting, August 7, 1997
                      PROXY SOLICITED BY BOARD OF DIRECTORS

     The Annual Meeting of Shareholders of Microvision, Inc., will be held on August 7, 1997 at 8:30 a.m., Pacific Daylight Time, at the Company's
                   headquarters, located at 2203 Airport Way
                          South, Seattle, Washington


     The undersigned hereby appoints Richard F. Rutkowski and Richard A. Raisig, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares that the undersigned may be entitled to vote at the annual meeting of shareholders of Microvision, Inc. (the "Company") on August 7, 1997 and any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following matters proposed by the Board of Directors:


                 (Continued and to be signed on the other side.)

1. Election of Directors:     Richard F. Rutkowski, Stephen R. Willey,
                              Richard A. Raisig, Walter J. Lack,
                              Robert A. Ratliffe, Richard A. Cowell,
                              Jacob Brouwer.

[ ] FOR the nominees          [ ] WITHHOLD AUTHORITY to vote for the nominees

Shareholders may withhold authority to vote for any particular nominee by lining through or otherwise striking out the name of any nominee.

2. Proposal to ratify the appointment of Price Waterhouse LLP as auditors of the Company for the fiscal year ending December 31, 1997:

       [ ] FOR                    [ ] AGAINST                 [ ] ABSTAIN

3. Transaction of any business that properly comes before the meeting or any adjournments thereof and matters incident to the conduct of the meeting. A majority of the proxies or substitutes at the meeting may exercise all the powers granted hereby.


The shares represented by this proxy will be voted as specified above, but if no specification is made, this proxy will be voted for the election of directors and for the ratification of the selection of Price Waterhouse LLP as independent auditors of the Company. The proxies may vote in their discretion as to other matters that may come before this meeting.

Signature or Signature: ___________________________ Date _________________, 1997

Note: Please date and sign as name is imprinted hereon, including designation as executor, trustee, etc., if applicable. A corporation must sign its name by the president or other authorized officer.

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